Exhibit 10.64

THIRD AMENDMENT TO OFFICE LEASE

THIS THIRD AMENDMENT TO OFFICE LEASE (this “Amendment”) is made and entered into as of the 20th day of December, 1995, by and between WEST*MAC Associates Limited Partnership, a Virginia limited partnership (hereinafter called “Landlord”), and the Federal Home Loan Mortgage Corporation, a federally chartered corporation (hereinafter called “Tenant”).

RECITALS:

A.  Landlord and Tenant are parties to that certain Office Lease dated December 22, 1986, as amended by a First Amendment to Office Lease dated as of December 15, 1990 and a Second Amendment to Office Lease dated as of August 30, 1992 (the “Lease”), whereby Tenant is leasing from Landlord a certain building located at 8200 Jones Branch Drive, McLean, Virginia 22102, together with associated parking areas and certain appurtenant land described on Exhibit A attached to the Lease.

B.  Landlord and Tenant desire to amend the Lease to modify the property description.

NOW, THEREFORE, in consideration of good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant agree as follows:

1.  Exhibit A to the Lease is hereby deleted, and Exhibit A to this Amendment is hereby substituted in its place.

2.  The parties hereby confirm that the Lease Commencement Date is December 15, 1990 and the Expiration Date is December 31, 2010 (subject to Tenant’s right to renew the term of the Lease, as set forth therein).

3.  Except as expressly modified herein, the Lease remains unmodified and is in full force and effect.

IN WITNESS WHEREOF, Landlord and Tenant have hereunto affixed their hands and seals as to the date first above written.

TENANT:

THE FEDERAL HOME LOAN MORTGAGE
CORPORATION, a federally chartered corporation

By:	/s/ Maxine B. Stokes

Title:	VP — Administration & Corporate Properties

(signatures continued on next page)

LANDLORD:

WEST*MAC ASSOCIATES
LIMITED PARTNERSHIP

By:	THE FEDERAL HOME LOAN
MORTGAGE CORPORATION,
a federally chartered corporation,
Managing General Partner

By:	/s/ Maxine B. Stokes

By:	WESTPARK MANAGEMENT COMPANY
a Virginia corporation, General Partner

By:	/s/ G. T. Halpin

[Letterhead of HUNTLEY, NYCE & ASSOCIATES, LTD.]

Exhibit A

DESCRIPTION OF
A PORTION OF
THE LAND OF
WEST*MAC ASSOCIATES LIMITED PARTNERSHIP
PROVIDENCE DISTRICT
FAIRFAX COUNTY, VIRGINIA

BEGINNING at a point on the northerly right-of-way of JONES BRANCH DRIVE #5062 (100’ wide); said point lying N85°53’13”E 514.60 ft. And 103.06 ft. along an arc of a circle curving to the right having a radius of 2088.36 ft. A delta of 02°49’39” and a chord bearing and distance N87°18’02”E 103.05 ft. From the southeast comer of outparcel “A” land of FAIRFAX COUNTY BOARD OF SUPERVISORS.

THENCE proceeding through the land of WEST*MAC ASSOCIATES LIMITED PARTNERSHIP N03°08’25”W 397.54 feet to a point on the southern right-of-way of WASHINGTON DULLES AIRPORT ACCESS ROAD. (Variable width).

THENCE proceeding along the southern right-of-way of WASHINGTON DULLES AIRPORT ACCESS ROAD the following courses and distances S89°44’26”E 148.65 feet to a point; N03°33’l7”W 30.47 feet to a point; N86°51’35”E 541.33 feet to a point.

THENCE departing said right-of-way and proceeding along the land of WEST*PARK ASSOCIATES LIMITED PARTNERSHIP the following courses and distances S76°55’52”E 154.64 feet; N13°30’08”E 45.06 feet to a point on the southern right-of-way of WASHINGTON DULLES AIRPORT ACCESS ROAD.

THENCE proceeding along the southern right-of-way of WASHINGTON DULLES AIRPORT ACCESS ROAD the following course and distance N86°51’55”E 388.20 feet to a point.

THENCE departing said right-of-way and proceeding through the land of WEST*MAC ASSOCIATES LIMITED PARTNERSHIP the following courses and distances S05°49’15”W 144.07 feet to a point; S52°18’26”W 425.44 feet to a point; S20°15’50”W 210.23 feet to a point on the aforementioned northern right-of-way of JONES BRANCH DRIVE.

THENCE with the said right-of-way of JONES BRANCH DRIVE, N77°22’06”W 293.76 feet to a point. 507.27 feet along an arc of a circle curving to the left having a radius of 2088.36 feet a delta of 13°55’03” and a chord bearing and distance N84°19’37”W 506.03 feet to a point and place of BEGINNING AND CONTAINING 11.5245 ACRES OF LAND.